UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2012 (November 19, 2012)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As used in this Current Report on Form 8-K, unless we indicate otherwise:

•	“Memorial Production Partners,” “the Partnership,” “we,” “our,” “us” or like terms refer collectively to Memorial Production Partners LP and its subsidiaries;

•	“our general partner” refers to Memorial Production Partners GP LLC, our general partner;

•	“Memorial Resource” refers collectively to Memorial Resource Development LLC and its subsidiaries other than the Partnership;

•

“our predecessor” for accounting and financial reporting purposes refers collectively to (a) BlueStone Natural Resources Holdings, LLC and its wholly-owned subsidiaries in addition to certain oil and natural gas properties owned by Classic Hydrocarbons Holdings, L.P. (“Classic”) for all periods prior to the closing of our initial public offering, (b) certain oil and natural gas properties owned by WHT Energy Partners LLC, a subsidiary of Memorial Resource, from April 8, 2011 through the closing of our initial public offering, and (c) certain oil and natural gas properties the Partnership acquired from Memorial Resource in April and May 2012 for periods after common control commenced through to their respective acquisition dates;

•	“the Funds” refers collectively to Natural Gas Partners VIII, L.P., Natural Gas Partners IX, L.P. and NGP IX Offshore Holdings, L.P.;

•

“formation transactions” refers to (i) the contribution by the Funds of their respective controlling ownership interests in certain of their subsidiaries (including our predecessor) to Memorial Resource prior to the closing of our initial public offering and (ii) the contribution by Memorial Resource to us of our properties (including the contribution to us of Columbus Energy, LLC (“Columbus”), a wholly-owned subsidiary of BlueStone Natural Resources Holdings, LLC, and ETX I LLC (“ETX”), a wholly-owned subsidiary of WHT Energy Partners LLC, each of which owned certain of our properties);

•	“OLLC” refers to Memorial Production Operating LLC, our wholly-owned subsidiary through which we operate our properties; and

•	“NGP” refers to Natural Gas Partners. The Funds, which are three of the private equity funds managed by NGP, collectively own 100% of Memorial Resource.

As described in our Quarterly Report on Form 10-Q for the period ended September 30, 2012 and within this Current Report on Form 8-K, our acquisitions of oil and gas properties from Memorial Resource in April and May 2012 were each accounted for as a transaction between entities under common control at historical cost similar to a pooling of interests. The purpose of the disclosures presented in this Current Report on Form 8-K is to recast certain financial and other information of Memorial Production Partners to include the financial position and results attributable to these oil and gas properties as if the Partnership had owned the assets beginning on the dates Memorial Resource originally acquired them. Items 6, 7, 7A and 8 of the Partnership’s 2011 Annual Report on Form 10-K filed with the SEC on March 30, 2012 (“2011 Form 10-K”) have been retrospectively revised to give effect to these acquisitions. There have been no revisions or updates to any other sections of the 2011 Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Recast of Items 6, 7 and 7A of Memorial Production Partners LP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

99.2	Recast of Item 8 of Memorial Production Partners LP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

99.3	Report of Netherland, Sewell & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: November 20, 2012	By:	/s/ Kyle N. Roane

Kyle N. Roane
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Recast of Items 6, 7 and 7A of Memorial Production Partners LP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

99.2	Recast of Item 8 of Memorial Production Partners LP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

99.3	Report of Netherland, Sewell & Associates, Inc.